SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2011

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

317 E Penn Ave Robesonia, PA 19551
(Address of principal executive offices)

Telephone (877) 285-5359

(Registrant’s telephone number)

with a copy to:

Carrillo, Huettel & Zouvas, LLP

3033 Fifth Ave. Suite 400

San Diego, CA 92103

Telephone (619) 546-6100

Facsimile (619) 546-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities.

The information set forth below in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 8.01

  Other Events

On March 26, 2011, Endeavor Power Corp., a Nevada Corporation (the “Company”) adopted and approved the 2011 Equity Incentive Plan ("the Plan"), for the directors, officers, employees and key consultants of the Company.  Pursuant to the Plan, the Company is authorized to issue twenty million (20,000,000) restricted shares, $0.001 par value, of the Company’s Common Stock.

The foregoing summary description of the terms of the Plan may not contain all information that is of interest. For further information regarding the terms and conditions of the Plan, reference is made to such plan, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

4.01

2011 Equity Incentive Plan dated March 26, 2011

4.02

Sample Stock Option Agreement

4.03

Sample Stock Award Agreement for Stock Units

4.04

Sample Stock Award Agreement for Restricted Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

March 26, 2011

Endeavor Power Corp.

By:  /s/ Alfonso Knoll

Alfonso Knoll

Chief Executive Officer

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